Exhibit 10.1

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is made and entered into as of July 23, 2026 (the “Agreement Date”), by and among MAPFRE U.S.A. CORP., a Massachusetts corporation (“Parent”), Safety Insurance Group, Inc., a Delaware corporation (the “Company”), and the undersigned stockholder of the Company (the “Stockholder”). Each of Parent, the Company and the Stockholder are sometimes referred to herein as a “Party.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

A.               Concurrently with the execution and delivery of this Agreement, Parent, Splash Merger Sub, Inc., a Delaware corporation and a wholly owned direct Subsidiary of Parent (“Merger Sub”), and the Company, are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the merger of Merger Sub with and into the Company, with the Company being the surviving corporation in such merger (the “Merger”).

B.               As of the Agreement Date, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), set forth next to the Stockholder’s name on Schedule A hereto, with such shares being all of the Company Common Stock owned of record or beneficially by the Stockholder as of the Agreement Date (the “Owned Shares”).

C.               In connection with Parent’s and Merger Sub’s entry into the Merger Agreement, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement with respect to the Stockholder’s Covered Shares (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.               Agreement to Vote the Covered Shares.

1.1            Voting Agreement. Until the Expiration Time (as defined below), at every meeting of the Company’s stockholders (whether annual, special or otherwise) at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), the Stockholder shall vote (including via proxy) all of the Stockholder’s Covered Shares: (a) in favor of the approval of the Merger Agreement and any other matters necessary to secure the Company Stockholder Approval; and (b) against (i) any action or agreement that would reasonably be expected to (x) result in any of the conditions set forth in Article VI of the Merger Agreement not being satisfied or (y) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, frustrate, delay, interfere with or materially and adversely affect the consummation of the Merger and the other Transactions (clauses (a) and (b), the “Covered Proposals”).

1.2            Quorum. Until the Expiration Time, at every meeting of the Company’s stockholders (and at every adjournment or postponement thereof), the Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Stockholder’s Covered Shares to be counted as present for purposes of establishing a quorum.

1.3            Grant of Proxy. The Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), any proxy card or voting instructions it receives that is sent to stockholders of the Company soliciting proxies with respect to any matter described in Section 1.1, which shall be voted in the manner described in Section 1.1 (with Parent to be promptly notified by the Company (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions). From the period commencing with the Agreement Date and continuing until the Expiration Time, without limiting the obligations of the Stockholder under this Agreement, the Stockholder hereby irrevocably appoints as such Stockholder’s proxy and attorney-in-fact Parent and any other Person designated in writing by the Parent, each of them individually, with full power of substitution, to vote the Stockholder’s Covered Shares in accordance with Section 1.1; provided, that the proxy and the power of attorney granted by the Stockholder shall be effective if, and only if, the Stockholder has failed to perform such Stockholder’s obligations under Section 1.1 as of the date that is three Business Days prior to the date of any applicable meeting of the stockholders of the Company (or, as applicable, any adjournments or postponements thereof). This proxy is coupled with an interest and shall be irrevocable until the Expiration Time, and the Stockholder shall take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Stockholder with respect to the Covered Shares. This proxy and the power of attorney is given by the Stockholder in connection with, and in consideration of, the execution of the Merger Agreement by the Company and to secure the performance of the duties of the Stockholder under this Agreement. The power of attorney granted by the Stockholder herein is a durable power of attorney and shall survive the bankruptcy of the Stockholder. The irrevocable proxy and power of attorney granted hereunder shall automatically and immediately terminate upon the Expiration Time.

1.4            Waiver of Appraisal Rights. The Stockholder hereby waives any right of appraisal or rights to dissent from the Merger that the Stockholder may have under the DGCL by virtue of ownership of the Covered Shares.

1.5            Transfer of Shares. The Stockholder covenants and agrees that during the period from the Agreement Date through (and including) the record date of the Stockholders Meeting, the Stockholder will not, directly or indirectly, (a) transfer, assign, sell, pledge, encumber, hypothecate or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of or consent to any of the foregoing (“Transfer”), or cause to be Transferred, any of the Stockholder’s Covered Shares, (b) deposit any of the Stockholder’s Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Covered Shares or grant any proxy or power of attorney with respect thereto, (c) enter into any contract, option or other arrangement or undertaking with respect to the Transfer of any of the Stockholder’s Covered Shares, (d) enter into any swap (including a total return swap) or similar derivative transaction with respect to any of the Stockholder’s Covered Shares or (e) take any other action or enter into any agreement or undertaking that would reasonably be expected to restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder; provided, however, that the Stockholder may Transfer any such Covered Shares (i) pursuant to any sell-to-cover transactions executed with the sole purpose of satisfying any Tax withholding obligations in connection with the vesting of any Company RSAs or Company PSAs that are currently held by such Stockholder (including, without limitation, pursuant to any trading plan intended to satisfy Rule 10b5-1(c) under the Exchange Act); or (ii) to any other Stockholder or any Affiliate of any such Stockholder, only if prior to such transfer the transferee of such Covered Shares evidences in a writing reasonably satisfactory to Parent such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as the transferring Stockholder. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 1.5 shall be null and void and of no effect whatsoever. For the sake of certainty and avoidance of doubt, the foregoing restrictions on Transfers of the Stockholder’s Covered Shares shall not prohibit any such Transfers by the Stockholder in connection with the Transactions.

1.6            Certain Definitions. For purposes of this Agreement:

a.                “Covered Shares” means the number of shares of Company Common Stock that the Stockholder owns of record and/or beneficially (within the meaning of Rule 13d-3 under the Exchange Act) on the record date of the Stockholders Meeting and that the Stockholder has the right and ability to vote (or to direct the vote of) on the Covered Proposals on the record date of the Stockholders Meeting.

b.               “Expiration Time” means the earliest to occur of (i) the Effective Time, (ii) such date and time as the Merger Agreement is validly terminated pursuant to Article VII thereof, (iii) any amendment, modification or waiver of any term or provision of the Merger Agreement, dated as of the Agreement Date, without the prior written consent of the Stockholder, in a manner that is adverse in any material respect to the stockholders of the Company or that imposes any restriction on the Stockholder’s right to receive the Merger Consideration, the Company RSA Merger Consideration, or the Company PSA Merger Consideration, or that effects any reduction in the amount of, or change in the form of, the Merger Consideration, the Company RSA Merger Consideration, or the Company PSA Merger Consideration, or that otherwise adversely affects such consideration, (iv) the written agreement of the Stockholder, Parent and the Company to terminate this Agreement, and (v) a Change of Recommendation.

2.               Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent and the Company that:

2.1            Due Authority. The Stockholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. The execution and delivery of this Agreement, the performance of the Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms (assuming due and valid execution by the Company and Parent), except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

2.2            Ownership of the Covered Shares. (a) The Stockholder is, as of the Agreement Date, the beneficial or record owner of, and has good and marketable title to, the Stockholder’s Owned Shares, free and clear of any proxy, voting restriction, adverse claim, or other Liens, other than any of the foregoing created by this Agreement or that would not prevent, impede or delay in any material respect the Stockholder’s ability to perform such Stockholder’s obligations hereunder or as created by this Agreement and (b) as of the Agreement Date, the Stockholder has sole voting power over all of such Owned Shares beneficially owned by the Stockholder. As of the Agreement Date, the Stockholder does not own, beneficially or of record, any Company Common Stock (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any Company Common Stock) other than the Owned Shares. As of the Agreement Date, there are no agreements or arrangements of any kind, contingent or otherwise, obligating the Stockholder to Transfer, or cause to be Transferred, any of the Owned Shares and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Owned Shares.

2.3            No Conflict; Consents.

a.                The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of such Stockholder’s obligations under this Agreement and the compliance by the Stockholder with any provisions hereof does not and will not: (a) conflict with or violate any laws applicable to the Stockholder; or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Owned Shares beneficially owned by the Stockholder pursuant to, any Contract or obligation to which the Stockholder is a party or by which the Stockholder is subject.

b.               No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby.

2.4            Litigation. As of the Agreement Date, there is no Legal Proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder that questions the beneficial or record ownership of the Stockholder’s Owned Shares, the validity of this Agreement or any action taken or to be taken by the Stockholder in connection with this Agreement.

3.               Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder and the Company that:

3.1            Due Authority. Parent has the full power and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms (assuming due and valid execution by the Stockholder and the Company), except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

3.2            No Conflict; Consents.

a.                The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the compliance by Parent with the provisions hereof do not and will not: (i) conflict with or violate any laws applicable to Parent; or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract or obligation to which Parent is a party or by which Parent is subject.

b.               No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby.

4.               Representations and Warranties of the Company. The Company hereby represents and warrants to Parent and the Stockholder that:

4.1            Due Authority. The Company has the full power and capacity to make, enter into and carry out the terms of this Agreement. The Company is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of the Company’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms (assuming due and valid execution by the Stockholder and Parent), except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.

4.2            No Conflict; Consents.

a.                The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations under this Agreement and the compliance by the Company with the provisions hereof do not and will not: (i) conflict with or violate any laws applicable to the Company; or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract or obligation to which the Company is a party or by which the Company is subject.

b.               No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby.

5.               Miscellaneous.

5.1            Other Agreements. Subject to Section 5.19, the Stockholder further agrees that, from and after the Agreement Date until the Expiration Time, the Stockholder will not, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any Covered Proposal, (b) initiate a stockholders’ vote with respect to an Acquisition Proposal, (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal, or (d) take any action that the Company is prohibited from taking pursuant to Section 5.3 of the Merger Agreement, except, in the case of clauses (a)-(d), to the extent expressly permitted by this Agreement and/or the Merger Agreement.

5.2            No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or the Company any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and Parent and the Company shall have no authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.3            Certain Adjustments. In the event of any change in the Company Common Stock by reason of any split-up, reverse share split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Common Stock,” “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

5.4            Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by all of the Parties.

5.5            Expenses. All costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense, whether or not the Merger is consummated.

5.6            Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with proof of delivery); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by e-mail (notice deemed given upon transmission so long as there is no return error message or other notification of non-delivery received by the sender) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 5.6):

a.               if to the Stockholder, to the address and recipient set forth on Schedule A attached hereto

b.              if to Parent, to:

MAPFRE U.S.A. CORP.

211 Main Street

Webster, MA 01570

Attention: Jaime Tamayo

Email: *****

with a copy to (which shall not constitute notice):

Hogan Lovells Cadwalader US LLP
390 Madison Avenue
New York, New York 10017

Attention:    Peter Cohen-Millstein

                     Adrienne Ellman

Email:          *****

                    *****

c.               if to the Company, to:

Safety Insurance Group, Inc.
20 Custom House Street

Boston, MA 02110

Attention: Geroge M. Murphy

Email: *****

with a copy to (which shall not constitute notice):

DLA Piper LLP (US)

1251 Avenue of the Americas, 27th Floor

New York, NY 10020

Attention:    Christopher P. Giordano

                    Carina Meleca

Email:          *****

                    *****

5.7            Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE MADE AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE INTERPRETED, CONSTRUED AND GOVERNED IN ALL RESPECTS BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE CONFLICTS OF LAW PRINCIPLES.

5.8            Venue; Waiver of Jury Trial.

a.                The Parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the Parties irrevocably agree that all claims relating to such action, suit or proceeding shall be heard and determined in such courts. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 5.6 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

b.               EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION  5.8.

5.9            Documentation and Information. The Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of the Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Merger Agreement, the Merger and the other Transactions.

5.10         Further Assurances. The Stockholder agrees, from time to time, at the reasonable request and sole cost and expense of Parent, to execute and deliver such additional documents and take all such further action as may be reasonable required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement provided that the Stockholder shall not be required to take any action, or refrain from taking any action, that is inconsistent with, or that expands or increases any of, such Stockholder’s obligations under this Agreement.

5.11         Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative and that each representation, warranty, and covenant in this Agreement will be given full, separate and independent effect and nothing set forth in any provision herein will in any way be deemed to limit the scope, applicability or effect of any other provision hereof.

5.12         Entire Agreement. This Agreement, including the schedule hereto, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.

5.13         Interpretation. When a reference is made in this Agreement to a section, such reference shall be to a section of this Agreement unless otherwise indicated. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, (a) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation,” (b) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if,” (c) the word “or” shall not be exclusive, (d) the word “will” shall be construed to have the same meaning as the word “shall” and (e) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to such Person’s permitted successors and assigns. The Parties agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any law or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document. For purposes of this Agreement, whenever the context requires: (i) the singular number shall include the plural, and vice versa; (ii) the masculine gender shall include the feminine and neuter genders; (iii) the feminine gender shall include the masculine and neuter genders; and (iv) the neuter gender shall include the masculine and feminine genders. When calculating the period of time before which, within which or after which any act is to be done or step taken pursuant to this Agreement, (x) the date that is the reference date in calculating such period shall be excluded and (y) if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day.

5.14         Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other Parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

5.15         Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

5.16         Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means.

5.17         Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Time.

5.18         Termination. This Agreement shall automatically terminate without further action by any of the Parties and shall have no further force or effect as of the Expiration Time; provided that the provisions of this Section 5 (other than Sections 5.1 and 5.10) shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at law or in equity) against any other Party for that Party’s breach of any of the terms of this Agreement prior to the date of termination in accordance with Section 5.11.

5.19         Fiduciary Duties. The Stockholder has entered into this Agreement solely in the Stockholder’s capacity as the record and beneficial owner of the Covered Shares (and not in any other capacity, including any capacity as a director or officer of the Company or the Company Subsidiaries). Nothing in this Agreement: (a) will limit or affect any actions or omissions taken by the Stockholder in the Stockholder’s capacity as a director or officer of the Company or the Company Subsidiaries, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict the Stockholder from exercising the Stockholder’s fiduciary duties as a director or officer to the Company, the Company Subsidiaries, or their respective stockholders.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

SAFETY INSURANCE GROUP, INC.

By:
Name:
Title:

[Signature Page – Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

MAPFRE U.S.A. CORP.

By:
Name:
Title:

[Signature Page – Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

[STOCKHOLDER’S FULL NAME]

[Signature Page – Voting and Support Agreement]

Schedule A

Name	Owned Shares	Address
[Stockholder]	[●]	c/o [COMPANY ADDRESS] Email: [●]